SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Earliest Event Reported
                              June 4, 1996

                    Inter-Regional Financial Group, Inc.
          (Exact name of registrant as specified in its charter)

                                DELAWARE
  (State or other jurisdiction of incorporation of organization)

                 1-8186                        41-1228350
     (Commission File Number)                (IRS Employer
                                         Identification Number)

  Dain Bosworth Plaza, 60 South Sixth Street,
           Minneapolis, Minnesota                55402-4422
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (612) 371-7750


Item 5.   OTHER EVENTS

          Reference is made to Exhibit 99 filed herewith.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99  Press release regarding IFG naming
                      William A. Johnstone as CEO of Rauscher
                      Pierce Refsnes, Inc. and as IFG Board
                      member.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           INTER-REGIONAL FINANCIAL GROUP, INC.
                                        Registrant


Date:  June 5, 1996           By:  Louis C. Fornetti
                                   -----------------------------
                                   Louis C. Fornetti
                                   Executive Vice President &
                                   Chief Financial Officer

                              By:  Daniel J. Reuss
                                   ------------------------------
                                   Daniel J. Reuss
                                   Senior Vice President,
                                   Corporate Controller
                                   & Treasurer


      INTER-REGIONAL FINANCIAL GROUP, INC. AND SUBSIDIARIES
                        INDEX OF EXHIBITS


Exhibit No.

99            - Press release  regarding IFG naming William A.
                Johnstone as CEO of Rauscher Pierce Refsnes, Inc.
                and as IFG Board member.